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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated April 22, 1999 incorporated by reference in Printronix, Inc.'s Form 10-K for the year ended March 26, 1999 and to all references to our Firm included in this registration statement.




                                         ARTHUR ANDERSEN LLP


Orange County, California
November 5, 1999